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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                    ___________

                                     FORM 8 - K

                                   CURRENT REPORT

                      Pursuant to Section 13  or 15(d) of the

                        Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported)    August 31, 1998
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                 MENLO ACQUISITION CORP.  FDBA  FOCUS SURGERY, INC.
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                 (Exact name of registrant as specified in charter)

           DELAWARE                      0-22136                 77-0332937
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

           113 TYNAN WAY, PORTOLA VALLEY, CA                      94028
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         (Address of principal executive offices)               (Zip Code)

 Registrant's telephone number, including area code        (650) 529-0730
                                                       -------------------------
                                        N/A
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           (Former name or former address, if changed since last report.)

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Item 3.  Bankruptcy or Receivership

     On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.



Item 7. Financial Statements and Exhibits

 Exhibit No.                             Description

 99.27 Summary of Financial Status of the Registrant for the month ended August 1998, as required by the United States Bankruptcy Court, Northern District of California, Oakland Division.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
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                                                  (Registrant)

Date:  September 18, 1998      By:       /s/ RICHARD J. REDETT
                                   -----------------------------------
                               Name:     Richard J. Redett
                               Title:  President and Chief Executive Officer